UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2016

Date of reporting period: September 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ANNUAL REPORT

SEPTEMBER 30, 2016

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.abglobal.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 14, 2016

This report provides management’s discussion of fund performance for Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio (the “Portfolio”) for the annual reporting period ended September 30, 2016.

Investment Objectives and Policies

The Portfolio seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. In managing the Portfolio, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 7 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, and the Lipper Core Bonds Funds Average (a comparison to peers of similarly managed funds, “Lipper Average”) for the six- and 12-month periods ended September 30, 2016. The portfolio outperformed its benchmark as well as the Lipper Average for both the six- and 12- month periods.

Sector positioning contributed to returns relative to the benchmark for both the six- and 12-month periods, mainly from an overweight to securitized assets, specifically credit risk share transactions, as well as an overweight to non-investment grade corporates. Security selection contributed for both time periods, specifically within the energy and technology industries. Country positioning contributed for both periods, specifically exposure to Brazil and the UK. An overall shorter duration versus the benchmark detracted for both periods. Yield curve positioning detracted for both periods; for the 12-month period, an underweight to the long end of the curve detracted and for the six-month period an overweight to the front end of the curve detracted. Currency selection had an immaterial impact on performance for both the six- and 12-month periods.

The Portfolio utilized derivatives including Treasury futures and interest rate swaps to manage the overall duration positioning of the Portfolio; overall yield curve positioning was a modest detractor for both periods. Credit default swaps were utilized for both hedging and investment purposes, which had an immaterial impact for both periods. Currency forwards were utilized for hedging and investment purposes, which had a positive impact during both periods; inflation swaps for

(Portfolio Manager Commentary continued on next page)

2016 Annual Report	1

Portfolio Manager Commentary (continued)

hedging and investment purposes had an immaterial impact during both periods. Written options and purchased options were used for hedging purposes, which had an immaterial impact on performance during both periods.

Market Review and Investment Strategy

Bond markets were volatile over the 12-month period ended September 30, 2016, as global growth trends and central bank action in the world’s largest economies continued to move in different directions. After declining through the end of 2015 and beginning of 2016, oil prices rebounded on the back of decreased global supply and a tentative deal struck by OPEC to limit crude production, which contributed to a rally in emerging-market (EM) debt sectors. In December, the US Federal Reserve hiked rates for the first time in over nine years—a move that had been well-telegraphed and widely anticipated, and was generally digested smoothly by bond investors. After some slower-than-expected US economic data through the first two quarters of 2016, the Fed’s tone turned more hawkish in September (despite rates remaining unchanged) on the back of continued strengthening in the US labor market and growth in economic activity.

In global markets the European Central Bank (“ECB”) maintained an easing bias through the period, and central banks around the globe cut rates, with some, including the Bank of Japan and ECB, dipping into negative rate territory. Perhaps the headline of the period happened in June when the UK voted to leave the EU, a decision that was largely a surprise to investors. The market initially responded by ditching risk-sensitive assets and taking shelter in safe-haven government debt, though most markets outside of Europe stabilized a few days after the results. Even European markets began to bounce back, helped by the Bank of England’s first rate cut in seven years—to an historic low—and an aggressive asset-purchase program. In September the Bank of Japan surprised markets—and opened up a host of questions—by announcing a plan to anchor the 10-year yield near 0%. Yields in G10 countries fell almost across the board, with UK yields reaching historic lows in the final months of the period. Trillions of dollars’ worth of government debt around the world lingered in negative territory. Overall, more than 30% of the bonds in the Citigroup World Government Bond Index had negative yields as of September 30, 2016. Amid this backdrop, developed-market treasuries as measured by the Bloomberg Barclays Global Treasury Bond Index returned 6.75%, while EM local-currency government bonds as measured by the JP Morgan GBI-EM Global Diversified returned 17.06% for the 12-month period ended September 30, 2016.

2	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (Unaudited)

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgaged-backed securities. The Lipper Core Bond Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Core Bond Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In

(Disclosures and Risks continued on next page)

2016 Annual Report	3

Disclosures and Risks (continued)

addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Advisor will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Advisor may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Advisor may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Advisor and could have an adverse effect the value or performance of the Portfolio.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be

(Disclosures and Risks continued on next page)

4	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Portfolio Turnover Risk: The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

These risks are fully discussed in the Portfolio’s prospectus.

(Disclosures and Risks continued on next page)

2016 Annual Report	5

Disclosures and Risks (continued)

An Important Note About Historical Performance

The performance shown on page 7 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com or by calling 212.756.4097.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

6	Sanford C. Bernstein Fund II, Inc.

Historical Performance (Unaudited)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2016	PAST 6 MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio*	3.86%	6.42%	3.61%	5.17%	5.11%	May 17, 2002
Bloomberg Barclays U.S. Aggregate Bond Index	2.68%	5.19%	3.08%	4.79%	4.88%
Lipper Core Bond Funds Average	3.11%	5.24%	3.29%	4.39%

*	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. These waivers/reimbursements may not be terminated before January 28, 2017 and may be extended by the Adviser for additional one-year terms. Without the waiver, the Portfolio’s expenses would have been higher (0.58%, as of 01/28/16) and its performance would have been lower than that shown.

Intermediate Duration Institutional Portfolio
Growth of a $25,000 Investment in the Portfolio

The chart shows the growth of $25,000 for the Portfolio and its benchmark and Lipper Average from September 30, 2006 through September 30, 2016.

Portfolio Summary—September 30, 2016 (Unaudited)

Intermediate Duration Institutional Portfolio
Security Type Breakdown*

*	All data are as of September 30, 2016. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

†	“Other” represents less than 0.1% in Common Stocks, Emerging Markets—Corporate Bonds, Governments—Sovereign Bonds, Options Purchased – Puts and Supranationals.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

2016 Annual Report	7

Expense Example—September 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2016	ENDING ACCOUNT VALUE SEPTEMBER 30, 2016	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,038.60	$2.29	0.45%
Hypothetical**	$1,000	$1,022.75	$2.28	0.45%

*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

September 30, 2016

Principal Amount (000)			U.S. $ Value
CORPORATES—INVESTMENT GRADE–26.9%
Industrial–17.8%
Basic–1.1%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$	86	$92,744
Barrick North America Finance LLC 4.40%, 5/30/21		22	24,099
BHP Billiton Finance USA Ltd. 3.25%, 11/21/21		10	10,701
Dow Chemical Co. (The) 3.00%, 11/15/22		15	15,584
4.125%, 11/15/21		30	32,826
7.375%, 11/01/29		180	245,722
8.55%, 5/15/19		781	915,993
Eastman Chemical Co. 3.80%, 3/15/25		560	592,781
Glencore Funding LLC 4.125%, 5/30/23(a)		502	499,490
International Paper Co. 4.75%, 2/15/22		875	974,565
LYB International Finance BV 4.00%, 7/15/23		75	81,297
LyondellBasell Industries NV 5.75%, 4/15/24		996	1,187,946
Minsur SA 6.25%, 2/07/24(a)		397	414,587
Mosaic Co. (The) 5.625%, 11/15/43		486	521,828
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		1,043	1,035,177
Vale Overseas Ltd. 6.875%, 11/21/36		350	340,200

			6,985,540

Capital Goods–0.6%
General Electric Co. 4.65%, 10/17/21		41	46,712
5.875%, 1/14/38		43	57,589
Series D 5.00%, 1/21/21(b)		355	377,525
Series G 5.625%, 5/01/18		205	219,330
Republic Services, Inc. 3.80%, 5/15/18		21	21,815
5.25%, 11/15/21		1,033	1,191,259
5.50%, 9/15/19		1,343	1,488,690
Yamana Gold, Inc. 4.95%, 7/15/24		395	408,027

			3,810,947

Principal Amount (000)			U.S. $ Value
Communications—Media–2.7%
21st Century Fox America, Inc. 3.00%, 9/15/22	U.S.$	211	$219,725
4.00%, 10/01/23		5	5,493
4.50%, 2/15/21		65	72,074
6.15%, 3/01/37–2/15/41		743	941,699
6.55%, 3/15/33		795	1,018,420
CBS Corp. 3.50%, 1/15/25		1,660	1,707,136
5.75%, 4/15/20		110	123,884
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25(a)		470	518,436
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		45	63,294
Comcast Corp. 3.125%, 7/15/22		17	18,100
5.15%, 3/01/20		83	93,065
Cox Communications, Inc. 2.95%, 6/30/23(a)		463	456,549
Discovery Communications LLC 3.45%, 3/15/25		928	917,348
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(b)		1,155	1,232,963
RELX Capital, Inc. 8.625%, 1/15/19		112	129,036
S&P Global, Inc. 4.40%, 2/15/26		1,170	1,307,400
TCI Communications, Inc. 7.875%, 2/15/26		136	193,280
Time Warner Cable LLC 4.00%, 9/01/21		30	31,840
4.125%, 2/15/21		1,825	1,937,146
4.50%, 9/15/42		460	438,959
5.00%, 2/01/20		75	81,300
Time Warner Cos., Inc. 7.57%, 2/01/24		10	12,906
Time Warner, Inc. 3.40%, 6/15/22		63	67,015
3.55%, 6/01/24		1,516	1,610,562
3.60%, 7/15/25		1,175	1,249,852
4.70%, 1/15/21		1,220	1,356,716
7.625%, 4/15/31		15	21,267
Viacom, Inc. 3.875%, 12/15/21		40	42,469
4.375%, 3/15/43		652	598,576
5.625%, 9/15/19		525	573,872

			17,040,382

Communications—Telecommunications–2.3%
America Movil SAB de CV 3.125%, 7/16/22		1,403	1,436,453
American Tower Corp. 2.80%, 6/01/20		31	31,806
4.70%, 3/15/22		30	33,345
5.05%, 9/01/20		2,305	2,548,348

2016 Annual Report	9

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value
AT&T Corp. 8.25%, 11/15/31(c)	U.S.$	8	$11,819
AT&T, Inc. 3.00%, 2/15/22		45	46,464
3.40%, 5/15/25		2,025	2,080,501
3.80%, 3/15/22		702	751,905
4.45%, 5/15/21		66	72,574
4.50%, 3/09/48(a)		10	10,052
4.60%, 2/15/21		30	32,911
4.75%, 5/15/46		565	591,247
BellSouth Telecommunications LLC 7.00%, 10/01/25		135	167,903
British Telecommunications PLC 9.375%, 12/15/30(c)		69	111,701
New Cingular Wireless Services, Inc. 8.75%, 3/01/31		20	30,738
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	256	214,966
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	1,155	1,311,567
Verizon Communications, Inc. 3.50%, 11/01/21–11/01/24		3,600	3,840,195
3.85%, 11/01/42		801	762,405
4.862%, 8/21/46		491	549,951
5.15%, 9/15/23		5	5,825
Vodafone Group PLC 4.375%, 3/16/21		15	16,471

			14,659,147

Consumer Cyclical—Automotive–1.2%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		748	758,915
3.664%, 9/08/24		1,327	1,367,589
5.00%, 5/15/18		1,984	2,082,513
5.875%, 8/02/21		930	1,061,604
General Motors Co. 3.50%, 10/02/18		640	659,745
General Motors Financial Co., Inc. 3.10%, 1/15/19		1,130	1,151,841
3.25%, 5/15/18		87	88,538
4.00%, 1/15/25		204	205,927
4.30%, 7/13/25		265	273,020

			7,649,692

Consumer Cyclical—Other–0.0%
Marriott International, Inc./MD 3.00%, 3/01/19		40	41,137

Consumer Cyclical—Retailers–0.6%
CVS Health Corp. 3.875%, 7/20/25		1,165	1,268,240
Kohl’s Corp. 5.55%, 7/17/45		800	784,402
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		1,675	1,797,999

			3,850,641

Consumer Non-Cyclical–3.9%
AbbVie, Inc. 3.60%, 5/14/25	U.S.$	872	$911,469
Actavis Funding SCS 3.00%, 3/12/20		81	83,634
3.80%, 3/15/25		1,462	1,547,314
3.85%, 6/15/24		492	522,949
Agilent Technologies, Inc. 5.00%, 7/15/20		25	27,775
Ahold Finance USA LLC 6.875%, 5/01/29		120	155,808
Altria Group, Inc. 2.625%, 1/14/20		1,665	1,722,437
4.75%, 5/05/21		60	67,821
AstraZeneca PLC 6.45%, 9/15/37		460	641,453
Baxalta, Inc. 3.60%, 6/23/22		15	15,759
5.25%, 6/23/45		650	768,992
Bayer US Finance LLC 3.375%, 10/08/24(a)		521	537,934
Becton Dickinson and Co. 3.734%, 12/15/24		737	799,285
Biogen, Inc. 3.625%, 9/15/22		11	11,782
4.05%, 9/15/25		1,352	1,471,989
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		32	37,496
Celgene Corp. 3.875%, 8/15/25		1,480	1,582,429
Gilead Sciences, Inc. 3.65%, 3/01/26		651	700,686
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		1,115	1,155,527
Kimberly-Clark Corp. 3.875%, 3/01/21		35	38,508
Kraft Heinz Foods Co. 2.80%, 7/02/20		650	673,612
3.50%, 7/15/22		830	882,025
Laboratory Corp. of America Holdings 3.60%, 2/01/25		530	556,734
Medtronic, Inc. 3.50%, 3/15/25		1,655	1,782,213
Mylan, Inc. 2.60%, 6/24/18		81	82,147
Newell Brands, Inc. 3.15%, 4/01/21		1,555	1,620,097
3.85%, 4/01/23		452	481,139
Perrigo Finance Unlimited Co. 3.50%, 12/15/21		237	244,975
3.90%, 12/15/24		555	563,152
Reynolds American, Inc. 5.85%, 8/15/45		412	535,644
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23		1,152	1,154,956
3.15%, 10/01/26		763	766,530

10	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24	U.S.$	677	$735,605
Tyson Foods, Inc. 2.65%, 8/15/19		338	346,584
3.95%, 8/15/24		1,094	1,180,773
4.50%, 6/15/22		101	112,142

			24,519,375

Energy–3.5%
Anadarko Finance Co. Series B 7.50%, 5/01/31		20	24,760
Apache Corp. 3.625%, 2/01/21		20	20,919
ConocoPhillips 6.00%, 1/15/20		30	33,830
ConocoPhillips Holding Co. 6.95%, 4/15/29		85	108,090
Encana Corp. 3.90%, 11/15/21		805	806,594
Energy Transfer Partners LP 4.65%, 6/01/21		59	62,671
6.125%, 2/15/17		140	142,122
6.625%, 10/15/36		120	130,653
6.70%, 7/01/18		809	867,712
7.50%, 7/01/38		1,389	1,592,698
EnLink Midstream Partners LP 5.05%, 4/01/45		1,143	1,011,808
Enterprise Products Operating LLC 3.35%, 3/15/23		95	97,209
3.70%, 2/15/26		1,496	1,539,997
5.20%, 9/01/20		606	676,649
Halliburton Co. 5.00%, 11/15/45		1,630	1,779,155
Hess Corp. 4.30%, 4/01/27		1,084	1,092,440
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		73	73,613
3.95%, 9/01/22		2,149	2,244,985
4.15%, 3/01/22		45	47,224
6.85%, 2/15/20		18	20,427
Kinder Morgan, Inc./DE 5.00%, 2/15/21(a)		645	697,229
Marathon Petroleum Corp. 5.125%, 3/01/21		48	53,028
Noble Energy, Inc. 3.90%, 11/15/24		890	907,718
4.15%, 12/15/21		10	10,633
8.25%, 3/01/19		2,449	2,801,764
Occidental Petroleum Corp. 3.125%, 2/15/22		20	20,991
Phillips 66 4.30%, 4/01/22		94	103,328
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		1,219	1,181,155
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23	U.S.$	251	$252,691
Schlumberger Holdings Corp. 3.625%, 12/21/22(a)		1,580	1,693,694
Spectra Energy Partners LP 3.50%, 3/15/25		20	20,232
TransCanada PipeLines Ltd. 3.80%, 10/01/20		10	10,711
6.35%, 5/15/67		1,445	1,149,498
Valero Energy Corp. 6.125%, 2/01/20		80	90,266
9.375%, 3/15/19		6	7,063
Williams Partners LP 3.90%, 1/15/25		30	29,937
4.125%, 11/15/20		784	814,849

			22,218,343

Other Industrial–0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(a)		544	544,372

Services–0.1%
eBay, Inc. 3.80%, 3/09/22		412	440,582

Technology–1.7%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.45%, 6/15/23(a)		1,560	1,671,473
Fidelity National Information Services, Inc. 3.50%, 4/15/23		212	222,450
5.00%, 10/15/25		3	3,421
Hewlett Packard Enterprise Co. 3.60%, 10/15/20(a)		20	20,984
4.90%, 10/15/25(a)		1,605	1,713,026
HP Enterprise Services LLC 7.45%, 10/15/29		35	42,819
HP, Inc. 3.75%, 12/01/20		11	11,588
4.65%, 12/09/21		917	1,005,137
Intel Corp. 4.80%, 10/01/41		75	88,348
KLA-Tencor Corp. 4.65%, 11/01/24		1,218	1,338,457
Lam Research Corp. 2.80%, 6/15/21		484	496,786
Micron Technology, Inc. 7.50%, 9/15/23(a)		401	445,407
Motorola Solutions, Inc. 3.50%, 3/01/23		55	54,724
7.50%, 5/15/25		243	293,979
Seagate HDD Cayman 4.75%, 1/01/25		687	649,215
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		932	965,464
Total System Services, Inc. 2.375%, 6/01/18		730	735,974
3.75%, 6/01/23		35	35,916

2016 Annual Report	11

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value
Western Digital Corp. 7.375%, 4/01/23(a)	U.S.$	864	$950,400
Xerox Corp. 2.80%, 5/15/20		22	21,875

			10,767,443

			112,527,601

Financial Institutions–8.0%
Banking–5.4%
American Express Co. 2.65%, 12/02/22		34	34,795
Bank of America Corp. 3.875%, 3/22/17–8/01/25		180	190,310
4.00%, 4/01/24		29	31,251
4.20%, 8/26/24		56	59,301
5.00%, 5/13/21		10	11,179
5.625%, 7/01/20		240	269,414
5.875%, 1/05/21		35	40,140
Series G 3.30%, 1/11/23		453	468,931
Series L 2.60%, 1/15/19		1,890	1,926,887
5.65%, 5/01/18		25	26,519
BNP Paribas SA 4.375%, 5/12/26(a)		612	632,600
BPCE SA 5.70%, 10/22/23(a)		379	412,493
Capital One Financial Corp. 4.75%, 7/15/21		90	100,151
5.25%, 2/21/17		30	30,442
Citigroup, Inc. 3.875%, 3/26/25		1,345	1,388,036
Compass Bank 5.50%, 4/01/20		1,454	1,558,783
Cooperatieve Rabobank UA 3.95%, 11/09/22		443	464,387
4.375%, 8/04/25		1,044	1,101,708
Credit Agricole SA 4.375%, 3/17/25(a)		618	630,895
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25		907	901,142
4.55%, 4/17/26(a)		1,361	1,429,028
Fifth Third Bancorp 3.50%, 3/15/22		41	43,406
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		1,144	1,140,434
3.75%, 5/22/25		501	526,084
3.85%, 7/08/24		1,770	1,879,282
5.75%, 1/24/22		260	302,000
Series D 6.00%, 6/15/20		1,203	1,368,250
Series G 7.50%, 2/15/19		130	146,934
HSBC Holdings PLC 4.00%, 3/30/22	U.S.$	90	$95,890
5.10%, 4/05/21		115	127,135
JPMorgan Chase & Co. 3.625%, 5/13/24		107	113,794
4.35%, 8/15/21		20	21,961
4.40%, 7/22/20		170	185,222
4.50%, 1/24/22		45	49,829
4.625%, 5/10/21		60	66,446
Lloyds Bank PLC 4.20%, 3/28/17		45	45,676
Lloyds Banking Group PLC 3.10%, 7/06/21		400	408,681
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		286	310,206
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		1,568	1,730,890
Morgan Stanley 5.625%, 9/23/19		1,098	1,215,990
7.25%, 4/01/32		55	76,307
Series F 3.875%, 4/29/24		31	33,154
Series G 3.75%, 2/25/23		39	41,422
5.50%, 7/24/20–7/28/21		2,018	2,276,278
6.625%, 4/01/18		80	85,718
Murray Street Investment Trust I 4.647%, 3/09/17		286	288,891
Nationwide Building Society 4.00%, 9/14/26(a)		1,580	1,579,133
6.25%, 2/25/20(a)		1,490	1,692,309
PNC Financial Services Group, Inc. (The) 5.125%, 2/08/20		90	99,982
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(b)		745	745,328
Santander Issuances SAU 5.179%, 11/19/25		1,200	1,222,619
Santander UK Group Holdings PLC 2.875%, 8/05/21		1,248	1,249,884
Societe Generale SA 4.25%, 8/19/26(a)		640	636,580
Standard Chartered PLC 6.409%, 1/30/17(a)(b)		400	388,000
State Street Corp. 3.70%, 11/20/23		45	49,288
UBS AG/Stamford CT 7.625%, 8/17/22		1,334	1,554,110
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)		836	877,461

			34,382,966

Finance–0.3%
AerCap Aviation Solutions BV 6.375%, 5/30/17		356	365,605
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		955	1,125,451

12	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value
HSBC Finance Corp. 6.676%, 1/15/21	U.S.$	101	$116,176
International Lease Finance Corp. 5.875%, 4/01/19		470	503,488

			2,110,720

Insurance–1.7%
American International Group, Inc. 4.875%, 6/01/22		1,765	1,985,878
Anthem, Inc. 3.30%, 1/15/23		33	34,584
Coventry Health Care, Inc. 5.45%, 6/15/21		20	22,806
5.95%, 3/15/17		565	576,927
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		923	1,303,491
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		1,130	1,283,653
5.50%, 3/30/20		564	628,796
6.10%, 10/01/41		150	182,656
Humana, Inc. 6.30%, 8/01/18		30	32,404
7.20%, 6/15/18		40	43,775
Lincoln National Corp. 8.75%, 7/01/19		733	862,789
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		20	31,473
MetLife Capital Trust IV 7.875%, 12/15/37(a)		970	1,216,960
MetLife, Inc. 4.75%, 2/08/21		350	391,810
7.717%, 2/15/19		575	657,940
10.75%, 8/01/39		10	16,026
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		552	870,330
Prudential Financial, Inc. 4.50%, 11/15/20		86	94,809
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)		80	81,207
Swiss Re America Holding Corp. 7.00%, 2/15/26		35	45,236
XLIT Ltd. 5.50%, 3/31/45		285	278,816
6.25%, 5/15/27		195	235,501

			10,877,867

REITS–0.6%
HCP, Inc. 5.375%, 2/01/21		7	7,842
6.00%, 1/30/17		65	65,930
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		45	45,574
Welltower, Inc. 5.25%, 1/15/22	U.S.$	3,060	$3,467,932

			3,587,278

			50,958,831

Utility–1.1%
Electric–0.7%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		110	146,106
CMS Energy Corp. 5.05%, 3/15/22		345	393,571
Constellation Energy Group, Inc. 5.15%, 12/01/20		594	660,502
Duke Energy Carolinas LLC 3.90%, 6/15/21		42	46,019
Entergy Corp. 4.00%, 7/15/22		1,161	1,259,424
Exelon Corp. 2.85%, 6/15/20		30	31,107
5.10%, 6/15/45		415	481,489
Exelon Generation Co. LLC 4.25%, 6/15/22		676	725,488
Pacific Gas & Electric Co. 4.50%, 12/15/41		55	62,530
6.05%, 3/01/34		35	46,673
TECO Finance, Inc. 5.15%, 3/15/20		695	764,676
Union Electric Co. 6.70%, 2/01/19		30	33,592
Wisconsin Electric Power Co. 4.25%, 12/15/19		23	24,830

			4,676,007

Natural Gas–0.4%
Engie SA 1.625%, 10/10/17(a)		32	32,068
NiSource Finance Corp. 6.80%, 1/15/19		100	111,352
Sempra Energy 4.05%, 12/01/23		105	115,057
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		1,775	1,947,390

			2,205,867

			6,881,874

Total Corporates—Investment Grade (cost $160,021,979)			170,368,306

MORTGAGE PASS-THROUGHS–19.1%
Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Series 2006 2.943%, 12/01/36(d)		1	1,430
Series 2007 3.258%, 3/01/37(d)		2	2,455

2016 Annual Report	13

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value
Federal National Mortgage Association Series 2007 2.912%, 3/01/37(c)	U.S.$	5	$5,136
2.335%, 2/01/37(d)		3	3,043

			12,064

Agency Fixed Rate 15-Year–2.3%
Federal National Mortgage Association 2.50%, 11/01/31, TBA		9,497	9,819,124
3.50%, 10/01/25–1/12/30		4,820	5,105,234

			14,924,358

Agency Fixed Rate 30-Year–16.8%
Federal Home Loan Mortgage Corp. Gold 4.00%, 11/01/46, TBA		2,100	2,250,035
Series 2005 5.50%, 1/01/35		75	84,631
3.50%, 7/01/45		2,926	3,149,031
Series 2007 5.50%, 7/01/35		454	515,073
Federal National Mortgage Association 4.50%, 11/25/46, TBA		15,345	16,787,725
3.00%, 11/01/46, TBA		6,010	6,232,163
Series 2008 5.50%, 8/01/37		2	1,960
3.50%, 12/01/41–9/01/45		21,970	23,630,828
Series 2007 5.50%, 5/01/36–8/01/37		146	166,448
3.50%, 11/01/46, TBA		12,460	13,131,915
4.00%, 11/25/46, TBA		9,765	10,475,251
Series 2004 5.50%, 2/01/34–11/01/34		1,156	1,311,976
3.00%, 5/01/45–8/01/45		5,751	5,982,178
5.50%, 9/01/36		10	11,096
5.00%, 6/01/40		56	62,356
Series AS6516 4.00%, 1/01/46		5,877	6,314,143
4.00%, 8/01/45		611	656,272
Series 2006 5.50%, 4/01/36		265	301,914
Series 2005 5.50%, 2/01/35		1,228	1,394,385
Series 2003 5.50%, 4/01/33–7/01/33		1,287	1,459,010
Government National Mortgage Association 3.00%, 11/01/46, TBA		3,025	3,162,720
3.50%, 3/20/45–1/20/46		8,729	9,278,683

			106,359,793

Total Mortgage Pass-Throughs (cost $119,557,791)			121,296,215

ASSET-BACKED SECURITIES–13.2%
Autos—Fixed Rate–7.9%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		1,236	1,239,902
Ally Master Owner Trust Series 2012-4, Class A 1.72%, 7/15/19	U.S.$	2,525	$2,533,292
Series 2014-1, Class A2 1.29%, 1/15/19		120	120,015
Series 2015-3, Class A 1.63%, 5/15/20		89	89,352
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		121	121,201
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)		2,535	2,586,509
Series 2016-1A, Class A 2.99%, 6/20/22(a)		742	761,179
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		2,337	2,340,320
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		1,080	1,083,328
Series 2015-2, Class A3 1.31%, 8/15/19		1,065	1,064,917
Capital Auto Receivables Asset Trust Series 2014-1, Class B 2.22%, 1/22/19		395	396,608
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		64	64,330
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)		997	1,002,129
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)		367	367,293
Series 2014-B, Class A 1.11%, 11/15/18(a)		191	190,279
Drive Auto Receivables Trust Series 2016-AA, Class A2A 1.50%, 3/15/18(a)		74	74,131
Series 2016-BA, Class A2 1.38%, 8/15/18(a)		1,427	1,426,943
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		100	99,404
Series 2014-2, Class A2 1.05%, 3/20/20(a)		559	557,766
Series 2015-1, Class A2 1.30%, 9/20/20(a)		1,360	1,356,782
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(a)		520	556,353
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		1,447	1,451,884

14	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(a)	U.S.$	1,116	$1,116,002
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(a)		620	681,492
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18		860	858,948
Series 2014-2, Class A 2.31%, 4/15/26(a)		2,407	2,466,979
Series 2016-1, Class A 2.31%, 8/15/27(a)		1,232	1,262,914
Ford Credit Floorplan Master Owner Trust Series 2014-1, Class A1 1.20%, 2/15/19		57	56,981
Series 2015-2, Class A1 1.98%, 1/15/22		1,688	1,706,197
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		2,229	2,241,136
Series 2015-3, Class A3 1.69%, 3/20/19		2,050	2,061,623
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		1,078	1,077,219
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		1,109	1,108,898
Series 2015-1, Class A3 1.41%, 6/15/20		1,012	1,014,051
Series 2015-2, Class A3 1.30%, 3/16/20		88	88,085
Hertz Vehicle Financing II LP Series 2015-2A, Class A 2.02%, 9/25/19(a)		924	922,223
Series 2015-2A, Class C 3.95%, 9/25/19(a)		600	596,730
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		3,845	3,834,617
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)		12	11,800
Series 2015-B, Class A3 1.40%, 11/15/18(a)		1,107	1,108,167
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		1,245	1,246,543
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		1,941	1,944,458
Porsche Innovative Lease Owner Trust Series 2015-1, Class A4 1.43%, 5/21/21(a)		100	100,246
Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 4/15/20(a)	U.S.$	1,556	$1,576,521
Series 2015-3, Class A2A 1.02%, 9/17/18		98	97,598
Series 2015-4, Class A2A 1.20%, 12/17/18		290	289,310
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)		165	164,933
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		53	52,705
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)		615	613,977
Series 2016-2A, Class A2 1.57%, 6/17/19(a)		908	907,036
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(a)		1,325	1,322,004

			50,013,310

Credit Cards—Fixed Rate–1.5%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		794	795,521
Barclays Dryrock Issuance Trust Series 2015-4, Class A 1.72%, 8/16/21		1,130	1,137,508
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		1,004	1,012,144
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		100	100,264
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		2,050	2,083,602
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,942	1,976,106
Series 2015-3, Class A 1.74%, 9/15/21		1,702	1,714,332
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		100	100,481
Series 2016-B, Class A 1.44%, 6/15/22		756	756,040

			9,675,998

Autos—Floating Rate–1.5%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.024% (LIBOR 1 Month + 0.50%), 7/15/20(a)(d)		1,949	1,950,832

2016 Annual Report	15

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value
Hertz Fleet Lease Funding LP Series 2013-3, Class A 1.068% (LIBOR 1 Month + 0.55%), 12/10/27(a)(d)	U.S.$	449	$449,107
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 1.274% (LIBOR 1 Month + 0.75%), 10/25/19(a)(d)		1,356	1,356,339
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 2.032% (LIBOR 1 Month + 1.50%), 10/20/20(a)(d)		1,613	1,612,999
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.882% (LIBOR 1 Month + 0.35%), 7/22/19(a)(d)		620	618,658
Wells Fargo Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.912% (LIBOR 1 Month + 0.38%), 7/20/19(d)		1,165	1,164,632
Series 2015-1, Class A 1.032% (LIBOR 1 Month + 0.50%), 1/20/20(d)		2,052	2,047,343

			9,199,910

Other ABS—Fixed Rate–1.2%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(a)		470	471,283
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		1	699
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		1,156	1,162,247
Series 2015-A, Class A4 1.85%, 4/15/21		1,170	1,184,286
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(a)		749	749,494
Series 2015-2, Class A2A 1.42%, 12/22/17(a)		458	458,387
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(a)		559	558,919
SBA Tower Trust 3.156%, 10/15/20(a)		1,340	1,353,025
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(a)		810	813,923
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(a)		925	939,969
Volvo Financial Equipment LLC Series 2015-1A, Class A3 1.51%, 6/17/19(a)	U.S.$	73	$73,171

			7,765,403

Credit Cards—Floating Rate–1.1%
Cabela’s Credit Card Master Note Trust Series 2012-1A, Class A2 1.054% (LIBOR 1 Month + 0.53%), 2/18/20(a)(d)		1,270	1,271,295
Series 2014-1, Class A 0.874% (LIBOR 1 Month + 0.35%), 3/16/20(d)		720	720,000
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.874% (LIBOR 1 Month + 0.35%), 8/17/20(d)		1,933	1,938,383
First National Master Note Trust Series 2013-2, Class A 1.054% (LIBOR 1 Month + 0.53%), 10/15/19(d)		1,523	1,523,096
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.004% (LIBOR 1 Month + 0.48%), 2/15/22(d)		1,322	1,324,520

			6,777,294

Home Equity Loans—Floating Rate–0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 1.65% (LIBOR 1 Month + 1.13%), 12/25/32(d)		198	192,059
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 0.825% (LIBOR 1 Month + 0.30%), 4/25/34(d)		91	85,728

			277,787

Home Equity Loans—Fixed Rate–0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		135	136,194

Total Asset-Backed Securities (cost $83,360,121)			83,845,896

COMMERCIAL MORTGAGE-BACKED SECURITIES–10.3%
Non-Agency Fixed Rate CMBS–8.3%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		220	220,399
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		1,705	1,766,273

16	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)	U.S.$	2,495	$2,648,427
Citigroup Commercial Mortgage Trust Series 2005-C3, Class E 5.228%, 5/15/43(a)		218	218,728
Series 2012-GC8, Class D 5.039%, 9/10/45(a)		930	879,314
Series 2015-GC27, Class A5 3.137%, 2/10/48		1,333	1,396,793
Series 2016-C1, Class A4 3.209%, 5/10/49		2,238	2,356,907
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.954%, 5/15/46		1,308	1,334,357
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.296%, 12/10/49		168	173,584
Commercial Mortgage Pass Through Certificates Series 2012-CR3, Class E 4.93%, 10/15/45(a)		1,248	1,204,361
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		150	149,819
Series 2007-GG9, Class A4 5.444%, 3/10/39		2,935	2,939,491
Series 2013-CR6, Class A2 2.122%, 3/10/46		240	241,293
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		881	881,158
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A3 5.542%, 1/15/49		69	69,064
Series 2007-C3, Class AM 5.881%, 6/15/39		787	789,083
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		1,791	1,957,700
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.884%, 11/10/46(a)		668	713,225
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		2,530	2,585,301
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.988%, 8/10/45		997	1,012,413
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		1,499	1,541,458
Series 2013-GC16, Class A2 3.033%, 11/10/46		119	122,444
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8, Class AJ 5.48%, 5/15/45		96	95,913
Series 2006-LDP9, Class AM 5.372%, 5/15/47	U.S.$	672	$673,572
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		1,678	1,692,041
Series 2007-LDPX, Class A3 5.42%, 1/15/49		2,381	2,398,352
Series 2011-C5, Class D 5.562%, 8/15/46(a)		483	498,693
Series 2012-C6, Class E 5.364%, 5/15/45(a)		712	685,027
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.715%, 8/15/46(a)		790	754,462
Series 2015-C31, Class A3 3.801%, 8/15/48		1,894	2,078,723
Series 2015-C32, Class C 4.819%, 11/15/48		1,000	952,221
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		546	508,193
Series 2007-C1, Class AM 5.455%, 2/15/40		515	518,997
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		909	913,245
Series 2015-3, Class A2 2.729%, 4/20/48(a)		1,267	1,254,335
Series 2016-4, Class A2 2.579%, 3/10/49(a)		1,099	1,100,908
Merrill Lynch Mortgage Trust Series 2006-C2, Class AJ 5.802%, 8/12/43		45	44,481
ML-CFC Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		364	363,675
Series 2007-9, Class A4 5.70%, 9/12/49		275	283,694
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56		619	628,270
SG Commercial Mortgage Securities Trust Series 2016-C5, Class A4 3.055%, 10/10/48		1,226	1,266,404
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		1,102	1,162,421
Series 2012-C4, Class A5 2.85%, 12/10/45		2,192	2,286,049
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1, Class E 6.266%, 1/10/45(a)		409	447,715
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		88	87,779
Series 2007-C32, Class A3 5.889%, 6/15/49		1,139	1,158,153

2016 Annual Report	17

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value
Wells Fargo Commercial Mortgage Trust Series 2016-NXS6, Class C 4.452%, 11/15/49	U.S.$	1,030	$1,030,909
WF-RBS Commercial Mortgage Trust Series 2012-C9, Class D 4.961%, 11/15/45(a)		609	600,519
Series 2013-C14, Class A5 3.337%, 6/15/46		2,326	2,476,109
Series 2013-C15, Class A4 4.153%, 8/15/46		115	128,250
Series 2014-C20, Class A2 3.036%, 5/15/47		1,163	1,205,542

			52,496,244

Non-Agency Floating Rate CMBS–1.9%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51(c)		2,732	2,794,381
Commercial Mortgage Trust Series 2014-SAVA, Class A 1.675% (LIBOR 1 Month + 1.15%), 6/15/34(a)(d)		590	590,529
H/2 Asset Funding NRE Series 2015-1A 2.175% (LIBOR 1 Month + 1.65%), 6/24/49(d)(e)		1,223	1,211,031
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.444% (LIBOR 1 Month + 0.92%), 6/15/29(a)(d)		1,760	1,750,648
Series 2015-SGP, Class A 2.224% (LIBOR 1 Month + 1.70%), 7/15/36(a)(d)		1,601	1,597,403
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 2.474% (LIBOR 1 Month + 1.87%), 8/15/26(a)(d)		518	515,324
Series 2015-XLF2, Class SNMA 2.474% (LIBOR 1 Month + 1.95%), 11/15/26(a)(d)		518	519,248
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.58% (LIBOR 1 Month + 1.05%), 4/15/32(a)(d)		376	371,901
Starwood Retail Property Trust Series 2014-STAR, Class A 1.744% (LIBOR 1 Month + 1.22%), 11/15/27(a)(d)		2,089	2,067,400
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.62%, 12/15/47(c)		975	1,004,242

			12,422,107

Agency CMBS–0.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20	U.S.$	78	$83,065
Series K010, Class A1 3.32%, 7/25/20		58	58,975
Series K011, Class A1 2.917%, 8/25/20		43	44,274
Series K021, Class A1 1.603%, 1/25/22		76	76,816
Series K025, Class A1 1.875%, 4/25/22		114	114,959

			378,089

Total Commercial Mortgage-Backed Securities (cost $65,161,688)			65,296,440

COLLATERALIZED MORTGAGE OBLIGATIONS–7.7%
Risk Share Floating Rate–4.8%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.025% (LIBOR 1 Month + 6.50%), 4/25/26(d)(e)		555	559,573
Bellemeade Re Ltd. Series 2015-1A, Class M1 3.025% (LIBOR 1 Month + 2.50%), 7/25/25(d)(e)		233	233,450
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.775% (LIBOR 1 Month + 4.25%), 11/25/23(d)		1,760	1,863,597
Series 2014-DN3, Class M3 4.525% (LIBOR 1 Month + 4.00%), 8/25/24(d)		840	879,090
Series 2014-DN4, Class M3 5.075% (LIBOR 1 Month + 4.55%), 10/25/24(d)		300	318,210
Series 2014-HQ3, Class M3 5.275% (LIBOR 1 Month + 4.75%), 10/25/24(d)		962	1,027,996
Series 2015-DNA1, Class M3 3.825% (LIBOR 1 Month + 3.30%), 10/25/27(d)		305	316,245
Series 2015-DNA2, Class M2 3.125% (LIBOR 1 Month + 2.60%), 12/25/27(d)		1,772	1,811,140
Series 2015-DNA3, Class M3 5.225% (LIBOR 1 Month + 4.70%), 4/25/28(d)		389	415,040
Series 2015-HQ1, Class M2 2.725% (LIBOR 1 Month + 2.20%), 3/25/25(d)		470	475,736

18	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value
Series 2015-HQA1, Class M2 3.175% (LIBOR 1 Month + 2.65%), 3/25/28(d)	U.S.$	1,595	$1,632,008
Series 2015-HQA2, Class M2 3.325% (LIBOR 1 Month + 2.80%), 5/25/28(d)		545	562,590
Series 2015-HQA2, Class M3 5.325% (LIBOR 1 Month + 4.80%), 5/25/28(d)		331	354,225
Series 2016-DNA1, Class M3 6.075% (LIBOR 1 Month + 5.55%), 7/25/28(d)		598	654,846
Series 2016-DNA2, Class M3 5.175% (LIBOR 1 Month + 4.65%), 10/25/28(d)		427	448,578
Series 2016-DNA3, Class M3 5.525% (LIBOR 1 Month + 5.00%), 12/25/28(d)		1,245	1,329,461
Series 2016-DNA4, Class M3 4.324% (LIBOR 1 Month + 3.80%), 3/25/29(d)		389	391,251
Series 2016-HQA1, Class M3 6.875% (LIBOR 1 Month + 6.35%), 9/25/28(d)		1,106	1,240,781
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.725% (LIBOR 1 Month + 1.20%), 7/25/24(d)		269	269,318
Series 2014-C04, Class 1M2 5.425% (LIBOR 1 Month + 4.90%), 11/25/24(d)		903	977,462
Series 2014-C04, Class 2M2 5.525% (LIBOR 1 Month + 5.00%), 11/25/24(d)		340	364,518
Series 2015-C01, Class 1M2 4.825% (LIBOR 1 Month + 4.30%), 2/25/25(d)		730	766,333
Series 2015-C01, Class 2M2 5.075% (LIBOR 1 Month + 4.55%), 2/25/25(d)		1,033	1,076,864
Series 2015-C02, Class 1M2 4.525% (LIBOR 1 Month + 4.00%), 5/25/25(d)		1,146	1,191,924
Series 2015-C02, Class 2M2 4.525% (LIBOR 1 Month + 4.00%), 5/25/25(d)		775	804,942
Series 2015-C03, Class 1M1 2.025% (LIBOR 1 Month + 1.50%), 7/25/25(d)		386	387,048
Series 2015-C03, Class 1M2 5.525% (LIBOR 1 Month + 5.00%), 7/25/25(d)		1,219	1,300,703
Series 2015-C03, Class 2M2 5.525% (LIBOR 1 Month + 5.00%), 7/25/25(d)		1,250	1,340,612
Series 2015-C04, Class 1M2 6.225% (LIBOR 1 Month + 5.70%), 4/25/28(d)	U.S.$	367	$399,147
Series 2015-C04, Class 2M2 6.075% (LIBOR 1 Month + 5.55%), 4/25/28(d)		1,152	1,241,830
Series 2016-C01, Class 1M2 7.275% (LIBOR 1 Month + 6.75%), 8/25/28(d)		1,131	1,282,346
Series 2016-C01, Class 2M2 7.475% (LIBOR 1 Month + 6.95%), 8/25/28(d)		849	963,933
Series 2016-C02, Class 1M2 6.525% (LIBOR 1 Month + 6.00%), 9/25/28(d)		925	1,022,254
Series 2016-C03, Class 1M2 5.825% (LIBOR 1 Month + 5.30%), 10/25/28(d)		142	152,969
Series 2016-C03, Class 2M2 6.425% (LIBOR 1 Month + 5.90%), 10/25/28(d)		788	861,318
Series 2016-C04, Class 1M2 4.775% (LIBOR 1 Month + 4.25%), 1/25/29(d)		297	303,965
Series 2016-C05, Class 2M2 4.975% (LIBOR 1 Month + 4.45%), 1/25/29(d)		405	418,874
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.775% (LIBOR 1 Month + 4.25%), 11/25/24(d)(e)		245	242,566
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.775% (LIBOR 1 Month + 5.25%), 11/25/25(d)(e)		734	735,514
Series 2015-WF1, Class 2M2 6.025% (LIBOR 1 Month + 5.50%), 11/25/25(d)(e)		208	207,464

			30,825,721

Non-Agency Fixed Rate–1.2%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		189	172,836
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		447	381,718
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		289	264,318
Series 2006-24CB, Class A16 5.75%, 6/25/36		850	718,297
Series 2006-28CB, Class A14 6.25%, 10/25/36		591	489,320
Series 2006-J1, Class 1A13 5.50%, 2/25/36		503	427,727

2016 Annual Report	19

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37	U.S.$	245	$204,238
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.957%, 5/25/35		492	457,960
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		436	375,942
Series 2006-13, Class 1A19 6.25%, 9/25/36		192	165,441
Series 2007-HYB2, Class 3A1 2.957%, 2/25/47		1,144	939,389
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(a)		771	609,622
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		790	645,425
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.109%, 7/25/36		312	257,240
JP Morgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37		353	312,902
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(a)		944	810,486
Residential Funding Mortgage Securities I Trust Series 2005-SA3, Class 3A 3.327%, 8/25/35		15	14,149
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		258	255,928

			7,502,938

Agency Floating Rate–1.1%
Federal National Mortgage Association REMICs Series 2011-15, Class SA 6.535% (7.06% - LIBOR 1 Month), 3/25/41(d)+		3,548	895,264
Series 2011-63, Class SW 6.155% (6.68% - LIBOR 1 Month), 7/25/41(d)+		2,952	614,543
Series 2013-130, Class SN 6.125% (6.65% - LIBOR 1 Month), 10/25/42(d)+		4,346	848,111
Series 2015-66, Class AS 5.725% (6.25% - LIBOR 1 Month), 9/25/45(d)+		4,272	879,171
Series 2016-11, Class SG 5.625% (6.15% - LIBOR 1 Month), 3/25/46(d)+		4,646	888,803
Series 2016-19, Class SA 5.575% (6.10% - LIBOR 1 Month), 4/25/46(d)+	U.S.$	5,336	$984,689
Series 2016-22, Class ST 5.575% (6.10% - LIBOR 1 Month), 4/25/46(d)+		4,622	900,103
Government National Mortgage Association Series 2016-108, Class SM 5.568% (6.10% - LIBOR 1 Month), 8/20/46(d)+		3,592	990,671

			7,001,355

Non-Agency Floating Rate–0.4%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.715% (LIBOR 1 Month + 0.19%), 12/25/36(d)		1,689	1,059,611
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.775% (LIBOR 1 Month + 0.25%), 3/25/35(d)		708	596,408
RBSSP Resecuritization Trust Series 2010-9, Class 7A6 6.281%, 5/26/37(a)(c)		946	722,613

			2,378,632

Agency Fixed Rate–0.2%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 1.135%, 5/28/35		323	285,349
Federal National Mortgage Association REMICs Series 2015-33, Class AI 5.00%, 6/25/45		4,544	812,326

			1,097,675

Total Collateralized Mortgage Obligations (cost $47,448,036)			48,806,321

INFLATION-LINKED SECURITIES–5.8%
United States–5.8%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS)		22,837	23,225,973
0.25%, 1/15/25 (TIPS)		6,259	6,374,983
0.375%, 7/15/25(TIPS)		6,843	7,067,038

Total Inflation-Linked Securities (cost $35,862,978)			36,667,994

GOVERNMENTS—TREASURIES–5.8%
United States–5.8%
U.S. Treasury Bonds 2.50%, 2/15/46		881	910,183
2.75%, 8/15/42		190	207,041
2.875%, 5/15/43–8/15/45		216	240,968

20	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value
3.00%, 5/15/42–11/15/45	U.S.$	561	$639,782
3.125%, 2/15/43		280	326,233
3.375%, 5/15/44		102	124,452
3.625%, 8/15/43		31	39,338
3.75%, 11/15/43		75	97,611
8.125%, 8/15/21		1,965	2,610,994
U.S. Treasury Notes 0.50%, 7/31/17		235	234,780
0.625%, 8/31/17–11/30/17		987	986,613
0.75%, 6/30/17–2/28/18		525	525,248
0.875%, 1/31/17–1/31/18		1,240	1,242,372
1.00%, 3/31/17		20	20,050
1.125%, 2/28/21		71	71,144
1.375%, 2/29/20–5/31/21		6,462	6,532,292
1.50%, 1/31/19–5/31/20		642	652,276
1.50%, 11/30/19(g)		2,695	2,742,268
1.625%, 6/30/19–5/15/26		13,275	13,314,283
1.75%, 10/31/20–12/31/20		87	89,010
2.00%, 2/15/22–8/15/25		347	360,335
2.125%, 8/15/21		125	130,537
2.375%, 8/15/24		1,983	2,112,825
2.50%, 8/15/23		1,817	1,946,532
2.75%, 2/15/24		10	10,475
3.75%, 11/15/18		328	347,870

Total Governments—Treasuries (cost $36,120,845)			36,515,512

CORPORATES—NON-INVESTMENT GRADE–3.3%
Industrial–2.1%
Capital Goods–0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20		338	348,563
SPX FLOW, Inc. 5.625%, 8/15/24(a)		209	212,135
5.875%, 8/15/26(a)		209	211,351

			772,049

Communications—Media–0.2%
CSC Holdings LLC 6.75%, 11/15/21		225	237,937
Ziggo Secured Finance BV 5.50%, 1/15/27(a)		940	938,825

			1,176,762

Communications—Telecommunications–0.6%
CenturyLink, Inc. Series S 6.45%, 6/15/21		452	484,205
Series Y 7.50%, 4/01/24		414	441,945
SFR Group SA 5.375%, 5/15/22(a)	EUR	274	317,801
Sprint Capital Corp. 6.90%, 5/01/19(h)	U.S.$	1,825	$1,882,031
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		605	609,538

			3,735,520

Consumer Cyclical—Automotive–0.1%
Adient Global Holdings Ltd. 4.875%, 8/15/26(a)		258	258,323
Allison Transmission, Inc. 5.00%, 10/01/24(a)		311	318,775

			577,098

Consumer Cyclical—Other–0.4%
International Game Technology PLC 6.25%, 2/15/22(a)		635	673,100
6.50%, 2/15/25(a)		890	958,975
KB Home 4.75%, 5/15/19		552	563,730
MCE Finance Ltd. 5.00%, 2/15/21(a)		418	421,135

			2,616,940

Consumer Cyclical—Retailers–0.1%
Hanesbrands, Inc. 4.625%, 5/15/24(a)		384	394,080

Consumer Non-Cyclical–0.1%
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(a)		715	615,794

Energy–0.2%
Cenovus Energy, Inc. 3.00%, 8/15/22		68	64,660
5.70%, 10/15/19		306	328,467
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		643	446,201
Sabine Pass Liquefaction LLC 5.00%, 3/15/27(a)		811	831,275
SM Energy Co. 6.50%, 1/01/23		72	72,720

			1,743,323

Technology–0.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 7.125%, 6/15/24(a)		629	691,804
NXP BV/NXP Funding LLC 4.125%, 6/01/21(a)		620	664,175

			1,355,979

Transportation—Services–0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		535	513,600

			13,501,145

2016 Annual Report	21

Schedule of Investments (continued)

Principal Amount (000)				U.S. $ Value
Financial Institutions–1.0%
Banking–0.9%
Bank of America Corp. Series Z 6.50%, 10/23/24(b)	U.S.$		399	$432,167
Barclays Bank PLC 6.86%, 6/15/32(a)(b)			226	261,256
7.75%, 4/10/23			814	852,665
Credit Agricole SA 8.125%, 12/23/25(a)(b)			370	393,587
Credit Suisse Group AG 7.50%, 12/11/23(a)(b)			283	288,306
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)			1,201	1,095,992
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(b)			940	920,025
Series U 7.64%, 9/30/17(b)			700	679,000
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)			193	198,857
Societe Generale SA 5.922%, 4/05/17(a)(b)			225	227,014
8.00%, 9/29/25(a)(b)			209	207,955

				5,556,824

Finance–0.1%
Navient Corp. 6.625%, 7/26/21			935	942,013

				6,498,837

Non Corporate Sectors–0.1%
Agencies—Not Government Guaranteed–0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)			645	659,512

Utility–0.1%
Electric–0.1%
NRG Energy, Inc. 6.25%, 5/01/24			457	463,855

Total Corporates—Non-Investment Grade (cost $21,186,015)				21,123,349

AGENCIES–2.4%
Agency Debentures–2.4%
Federal National Mortgage Association 6.625%, 11/15/30			260	395,361
6.25%, 5/15/29			355	512,556
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20			15,316	14,621,220

Total Agencies (cost $14,139,810)				15,529,137

EMERGING MARKETS—TREASURIES–0.9%
Brazil–0.9%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17–1/01/27 (cost $5,560,624)		BRL	19,105	$5,535,160

GOVERNMENTS—SOVEREIGN AGENCIES–0.6%
Brazil–0.2%
Petrobras Global Finance BV 5.75%, 1/20/20		U.S.$	1,374	1,415,907
Colombia–0.1%
Ecopetrol SA 5.875%, 5/28/45			540	496,800
Germany–0.0%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17			80	81,110
Israel–0.2%
Israel Electric Corp. Ltd. Series 6 5.00%, 11/12/24(a)			1,117	1,225,908
United Kingdom–0.1%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(b)			940	862,450

Total Governments—Sovereign Agencies (cost $4,033,230)				4,082,175

LOCAL GOVERNMENTS—MUNICIPAL BONDS–0.5%
United States–0.5%
State of California Series 2010 7.625%, 3/01/40 (cost $2,144,476)			2,040	3,228,769

QUASI-SOVEREIGNS–0.3%
Quasi-Sovereign Bonds–0.3%
Chile–0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)			545	601,417

Mexico–0.2%
Petroleos Mexicanos 3.50%, 1/30/23			10	9,435
4.625%, 9/21/23(a)			1,269	1,270,776

				1,280,211

Total Quasi-Sovereigns (cost $1,820,102)				1,881,628

GOVERNMENTS—SOVEREIGN BONDS–0.3%
Mexico–0.1%
Mexico Government International Bond Series G 5.95%, 3/19/19			408	452,472

22	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value
Qatar–0.2%
Qatar Government International Bond 2.375%, 6/02/21(a)		1,172	$1,180,497

Total Governments—Sovereign Bonds (cost $1,605,874)			1,632,969

EMERGING MARKETS—CORPORATE BONDS–0.2%
Industrial–0.2%
Capital Goods–0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		1,056	380,160
7.125%, 6/26/42(a)		474	189,600

			569,760

Consumer Non-Cyclical–0.0%
Minerva Luxembourg SA 6.50%, 9/20/26(a)		309	303,979

Energy–0.1%
Ultrapar International SA 5.25%, 10/06/26(a)		636	631,230

Total Emerging Markets—Corporate Bonds (cost $2,149,769)			1,504,969

		Shares
COMMON STOCKS–0.1%
Financials–0.1%
Insurance–0.1%
Mt. Logan Re Ltd. (Preference Shares)(i)(j)(k) (cost $831,000)		831	863,196

Principal Amount (000)
SUPRANATIONALS–0.0%
Supranational–0.0%
International Bank for Reconstruction & Development 9.25%, 7/15/17	U.S.$	30	32,017
Nordic Investment Bank Series G 5.00%, 2/01/17		100	101,356

Total Supranationals (cost $133,208)			133,373

		Contracts
OPTIONS PURCHASED—PUTS–0.0%
Options on Indices–0.0%
S&P 500 Index Expiration: Oct 2016, Exercise Price: $ 2,100.00(l)(m) (premiums paid $69,890)		2,900	12,554
Principal Amount (000)			U.S. $ Value
SHORT-TERM INVESTMENTS–11.8%

Agency Discount Note–4.5%
Federal Home Loan Bank Zero Coupon, 1/25/17-3/17/17 (cost $28,267,820)	U.S.$	28,320	$28,267,820

Governments—Treasuries–3.1%
Japan–3.1%
Japan Treasury Discount Bill Series 622 Zero Coupon, 10/24/16 (cost $18,721,137)	JPY	1,980,000	19,529,232

Certificates of Deposit–2.0%
Cooperatieve Rabobank UA Series YCD 1.115%, 2/24/17(d)	U.S.$	6,278	6,278,000
Wells Fargo Bank NA Series CD 0.867%, 10/05/16(d)		6,269	6,269,000

Total Certificates of Deposit (cost $12,547,000)			12,547,000

		Shares
Investment Companies–1.2%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 0.28%(n)(o) (cost $7,679,796)		7,679,796	7,679,796

Principal Amount (000)
Commercial Paper–1.0%
Sumitomo Mitsui Banking Zero Coupon, 10/18/16(a) (cost $6,477,705)	U.S.$	6,480	6,477,705

Agencies–0.0%
Federal Home Loan Bank 0.501% (LIBOR 1 Month - 0.03%), 11/18/16(d) (cost $129,998)		130	130,023

Total Short-Term Investments (cost $73,823,456)			74,631,576

Total Investments—109.2% (cost $675,030,892)			692,955,539

Other assets less liabilities—(9.2)%			(58,524,519)

Net Assets—100.0%			$634,431,020

2016 Annual Report	23

Schedule of Investments (continued)

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2016	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	157	December 2016	$34,305,123	$34,299,594	$(5,529)
U.S. T-Note 5 Yr (CBT) Futures	424	December 2016	51,533,211	51,522,625	(10,586)
U.S. T-Note 10 Yr (CBT) Futures	71	December 2016	9,260,053	9,309,875	49,822
U.S. Ultra Bond (CBT) Futures	299	December 2016	55,384,518	54,978,625	(405,893)

Sold Contracts
Euro-BOBL Futures	140	December 2016	20,737,945	20,773,651	(35,706)

					$(407,892)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	TWD	151,121	USD	4,771	10/06/16	$(52,834)
Barclays Bank PLC	JPY	1,981,400	USD	18,785	10/27/16	(772,793)
BNP Paribas SA	USD	3,214	JPY	322,038	10/21/16	(35,814)
Citibank, NA	EUR	2,482	USD	2,756	10/06/16	(33,091)
Citibank, NA	USD	4,440	MXN	86,946	11/22/16	18,865
Citibank, NA	USD	2,799	INR	189,459	12/15/16	16,641
Goldman Sachs Bank USA	BRL	4,932	USD	1,519	10/04/16	2,780
Goldman Sachs Bank USA	USD	1,542	BRL	4,932	10/04/16	(25,918)
Goldman Sachs Bank USA	BRL	8,726	USD	1,897	1/04/17	(713,786)
JPMorgan Chase Bank, NA	EUR	3,191	USD	3,557	10/06/16	(27,798)
JPMorgan Chase Bank, NA	JPY	317,228	USD	3,078	10/21/16	(52,811)
Standard Chartered Bank	BRL	4,717	USD	1,453	10/04/16	2,658
Standard Chartered Bank	BRL	9,649	USD	2,942	10/04/16	(25,280)
Standard Chartered Bank	USD	4,426	BRL	14,365	10/04/16	(9,082)
Standard Chartered Bank	BRL	4,717	USD	1,442	11/03/16	4,083
Standard Chartered Bank	CAD	11,293	USD	8,797	11/10/16	186,315
Standard Chartered Bank	SGD	8,472	USD	6,222	12/14/16	7,051
State Street Bank & Trust Co.	USD	4,823	TWD	151,990	10/06/16	28,777
State Street Bank & Trust Co.	AUD	512	USD	395	10/28/16	2,990
State Street Bank & Trust Co.	GBP	176	USD	228	11/16/16	171

						$(1,478,876)

PUT OPTIONS WRITTEN (see Note 3)
Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
S&P 500 Index (l)	2,900	$2,000.00	October 2016	$24,360	$ (1,164)

24	Sanford C. Bernstein Fund II, Inc.

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)%	0.47%	$21,840	$(316,836)	$(148,991)

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)

Morgan Stanley & Co., LLC/(CME Group)	NOK	365,550	5/12/18	0.954%	6 Month NIBOR	$260,540
Morgan Stanley & Co., LLC/(CME Group)		121,570	5/19/18	1.007%	6 Month NIBOR	75,116
Morgan Stanley & Co., LLC/(CME Group)	NZD	80,240	7/28/18	2.050%	3 Month BKBM	(20,596)
Morgan Stanley & Co., LLC/(CME Group)	GBP	5,374	6/05/20	6 Month LIBOR	1.651%	324,509
Morgan Stanley & Co., LLC/(CME Group)	USD	13,720	9/22/21	1.240%	3 Month LIBOR	(43,421)
Morgan Stanley & Co., LLC/(CME Group)	AUD	6,050	3/11/25	6 Month BBSW	2.973%	313,510
Morgan Stanley & Co., LLC/(CME Group)		3,860	6/09/25	6 Month BBSW	3.384%	309,904

Morgan Stanley & Co., LLC/(CME Group)	NZD	8,660	7/28/26	3 Month BKBM	2.473%	27,249
Morgan Stanley & Co., LLC/(CME Group)	USD	10,420	9/22/26	1.558%	3 Month LIBOR	(101,398)
Morgan Stanley & Co., LLC/(LCH Group)	NOK	82,840	8/01/18	0.960%	6 Month NIBOR	58,970
Morgan Stanley & Co., LLC/(LCH Group)		21,480	8/04/18	1.008%	6 Month NIBOR	13,365
Morgan Stanley & Co., LLC/(LCH Group)		92,050	8/11/18	1.076%	6 Month NIBOR	41,883
Morgan Stanley & Co., LLC/(LCH Group)		61,360	8/12/18	1.128%	6 Month NIBOR	21,119
Morgan Stanley & Co., LLC/(LCH Group)	AUD	97,480	9/22/18	1.705%	3 Month BBSW	(38,433)

						$1,242,317

2016 Annual Report	25

Schedule of Investments (continued)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Citibank, NA
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	1.51%	$510	$(42,953)	$22,500	$(65,453)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	3.72	850	(26,173)	(28,391)	2,218
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	3.72	975	(30,021)	(33,767)	3,746

Sale Contracts
Credit Suisse International
Anadarko Petroleum Corp., 6.95%, 6/15/19, 9/20/17*	1.00	0.39	3,000	18,138	(20,468)	38,606
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	629	(56,169)	(64,477)	8,308

CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	324	(28,933)	(28,829)	(104)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	251	(22,415)	(21,869)	(546)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	1,127	(100,641)	(98,192)	(2,449)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	388	(34,649)	(24,827)	(9,822)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	914	(81,620)	(63,526)	(18,094)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	1,600	(142,880)	(118,853)	(24,027)

				$(548,316)	$(480,699)	$(67,617)

* Termination date

INTEREST RATE SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$ 11,590	1/30/17	1.059%	3 Month LIBOR	$ (11,201)

+	Inverse interest only security.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate market value of these securities amounted to $126,279,860 or 19.9% of net assets.
(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(c)	Variable rate coupon, rate shown as of September 30, 2016.
(d)	Floating Rate Security. Stated interest rate was in effect at September 30, 2016.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.51% of net assets as of September 30, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets

Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.025%, 4/25/26	4/29/16	$ 554,719	$559,573	0.09%

Bellemeade Re Ltd. Series 2015-1A, Class M1 3.025%, 7/25/25	7/27/15	232,868	233,450	0.04%
H/2 Asset Funding NRE Series 2015-1A 2.174%, 6/24/49	6/19/15	1,223,264	1,211,031	0.19%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.775%, 11/25/24	11/06/15	241,644	242,566	0.04%

26	Sanford C. Bernstein Fund II, Inc.

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.775%, 11/25/25	9/28/15	$ 733,501	$735,514	0.12%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 6.025%, 11/25/25	9/28/15	207,636	207,464	0.03%

(f)	IO—Interest Only.
(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(h)	Illiquid security.
(i)	Effective prepayment date of April 2017.
(j)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.
(k)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	$ 831,000	$863,196	0.14%

(l)	One contract relates to 1 share.
(m)	Non-income producing security.
(n)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(o)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD–Australian Dollar

BRL–Brazilian Real

CAD–Canadian Dollar

EUR–Euro

GBP–Great British Pound

INR–Indian Rupee

JPY–Japanese Yen

MXN–Mexican Peso

NOK–Norwegian Krone

NZD–New Zealand Dollar

SGD–Singapore Dollar

TWD–New Taiwan Dollar

USD–United States Dollar

Glossary:

ABS–Asset-Backed Securities

ARMs–Adjustable Rate Mortgages

BBSW–Bank Bill Swap Reference Rate (Australia)

BKBM–Bank Bill Benchmark (New Zealand)

BOBL–Bundesobligationen

CBT–Chicago Board of Trade

CDX-CMBX.NA–North American Commercial Mortgage-Backed Index

CDX-NAIG–North American Investment Grade Credit Default Swap Index

CMBS–Commercial Mortgage-Backed Securities

CME–Chicago Mercantile Exchange

INTRCONX–Inter-Continental Exchange

LCH–London Clearing House

LIBOR–London Interbank Offered Rates

NIBOR–Norwegian Interbank Offered Rate

REIT–Real Estate Investment Trust

REMICs–Real Estate Mortgage Investment Conduits

TBA–To Be Announced

TIPS–Treasury Inflation Protected Security

See notes to financial statements.

2016 Annual Report	27

Statement of Assets and Liabilities—September 30, 2016

INTERMEDIATE DURATION INSTITUTIONAL

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $667,351,096)	$685,275,743
Affiliated issuers (cost $7,679,796)	7,679,796
Cash	19,100
Cash collateral due from broker	3,827,766
Receivables:
Unaffiliated interest & dividends	2,995,988
Affiliated dividends	1,431
Investment securities sold	62,215,417
Capital shares sold	38,278
Margin due from broker on exchange-traded derivatives	60,349
Unrealized appreciation of forward currency exchange contracts	270,331
Unrealized appreciation of credit default swaps	52,878
Upfront premium paid on credit default swaps	22,500

Total assets	762,459,577

LIABILITIES
Options written, at value (premium received $24,360)	1,164
Payables:
Dividends to shareholders	476,579
Investment securities purchased	123,879,864
Margin owed to broker on exchange-traded derivatives	751,585
Advisory fee	182,713
Capital shares redeemed	167,340
Administrative fee	14,047
Transfer Agent fee	2,968
Accrued expenses	168,195
Unrealized depreciation of forward currency exchange contracts	1,749,207
Unrealized depreciation of credit default swaps	120,495
Unrealized depreciation of interest rate swaps	11,201
Upfront premium received on credit default swaps	503,199

Total liabilities	128,028,557

NET ASSETS	$634,431,020

SHARES OF CAPITAL STOCK OUTSTANDING	40,752,050

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.57

NET ASSETS CONSIST OF:
Capital stock, at par*	$40,752
Additional paid-in capital	609,192,165
Undistributed net investment income	253,288
Accumulated net realized gain on investment and foreign currency transactions	7,860,551
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	18,554,459
Foreign currency denominated assets and liabilities	(1,470,195)

$634,431,020

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund II, Inc.

Statement of Operations—for the year ended September 30, 2016

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$19,809,667
Dividends
Unaffiliated issuers	122,690
Affiliated issuers	71,276

Total income	20,003,633

Expenses:
Advisory fee (see Note 2A)	3,089,843
Custodian fee	240,512
Transfer Agent fee	18,077
Auditing and tax fees	104,250
Administrative	56,347
Registration fees	35,526
Printing fees	31,849
Directors’ fees and expenses	23,276
Legal fees	17,328
Miscellaneous	33,087

Total expenses	3,650,095
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(879,440)

Net expenses	2,770,655

Net investment income	17,232,978

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	5,429,694
Futures	4,930,120
Options written	11,592
Swaps	(960,416)
Foreign currency transactions	(203,131)

Net realized gain on investment and foreign currency transactions	9,207,859

Net change in unrealized appreciation/depreciation of:
Investments	13,304,034
Futures	107,467
Options written	23,196
Swaps	518,540
Foreign currency denominated assets and liabilities and other assets	(1,807,548)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	12,145,689

Net realized and unrealized gain on investment and foreign currency transactions	21,353,548

Net increase in net assets resulting from operations	$38,586,526

See Notes to Financial Statements.

2016 Annual Report	29

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$17,232,978	$16,512,106
Net realized gain on investment and foreign currency transactions	9,207,859	11,590,525
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	12,145,689	(11,609,191)

Net increase in net assets resulting from operations	38,586,526	16,493,440

Dividends and distributions to shareholders:
Dividends from net investment income	(20,912,556)	(18,976,374)
Distributions from net realized gain on investment transactions	(6,049,957)	(16,275,788)

Total dividends and distributions to shareholders	(26,962,513)	(35,252,162)

Capital-share transactions:
Net proceeds from sales of shares	163,056,634	105,472,220
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	23,743,364	31,087,927

Total proceeds from shares sold	186,799,998	136,560,147
Cost of shares redeemed	(178,958,349)	(136,867,705)

Net increase (decrease) in net assets from capital-share transactions	7,841,649	(307,558)

Net increase (decrease) in net assets	19,465,662	(19,066,280)

NET ASSETS:
Beginning of period	614,965,358	634,031,638

End of period (a)	$634,431,020	$614,965,358

(a) Includes undistributed net investment income of:	$253,288	$2,602,956

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund II, Inc.

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$15.29	$15.77		$15.52	$16.39	$16.17

Income from investment operations
Investment income, net†‡	0.43	0.40		0.48	0.43	0.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.52	0.00	(a)	0.31	(0.70)	0.47	*
Contributions from affiliates	0	0		0	0	0.01	*

Total from investment operations	0.95	0.40		0.79	(0.27)	0.89

Less dividends and distributions:
Dividends from net investment income	(0.52)	(0.47)		(0.45)	(0.50)	(0.43)
Dividends from net realized gain on investment transactions	(0.15)	(0.41)		(0.09)	(0.10)	(0.24)

Total dividends and distributions	(0.67)	(0.88)		(0.54)	(0.60)	(0.67)

Net asset value, end of period	$15.57	$15.29		$15.77	$15.52	$16.39

Total return (b)	6.42%	2.60%		5.21%	(1.67)% **	5.70%	#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$634,431	$614,965		$634,032	$732,790	$1,105,227
Average net assets (000 omitted)	$617,969	$632,506		$707,180	$970,083	$1,146,019
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.45%	0.45%	+	0.45%	0.45%	0.45%
Expenses, before waiver/reimbursements	0.59%	0.58%	+	0.58%	0.55%	0.54%
Net investment income‡	2.79%	2.61%	+	3.08%	2.67%	2.54%
Portfolio turnover rate	146%	266%		260%	193%	136%

†	Based on average shares outstanding.
‡	Net of fees and expenses waived by the Adviser.
*	Amount reclassified from realized gain (loss) on investment transactions.
#	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.08% for the year ended September 30, 2012.
**	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2013 by 0.01%.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Amount is less than $0.005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See Notes to Financial Statements.

2016 Annual Report	31

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair

32	Sanford C. Bernstein Fund II, Inc.

value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

2016 Annual Report	33

Notes to Financial Statements (continued)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2016:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporates—Investment Grade	$0	$170,368,306	$0	$170,368,306
Mortgage Pass-Throughs	0	121,296,215	0	121,296,215
Asset-Backed Securities	0	79,766,079	4,079,817	83,845,896
Commercial Mortgage-Backed Securities	0	49,940,169	15,356,271	65,296,440
Collateralized Mortgage Obligations	0	48,013,298	793,023	48,806,321
Inflation-Linked Securities	0	36,667,994	0	36,667,994
Governments—Treasuries	0	36,515,512	0	36,515,512
Corporates—Non-Investment Grade	0	21,123,349	0	21,123,349
Agencies	0	15,529,137	0	15,529,137
Emerging Markets—Treasuries	0	5,535,160	0	5,535,160
Governments—Sovereign Agencies	0	4,082,175	0	4,082,175
Local Governments—Municipal Bonds	0	3,228,769	0	3,228,769
Quasi-Sovereigns	0	1,881,628	0	1,881,628
Governments—Sovereign Bonds	0	1,632,969	0	1,632,969
Emerging Markets—Corporate Bonds	0	1,504,969	0	1,504,969
Common Stocks	0	0	863,196	863,196
Supranationals	0	133,373	0	133,373
Options Purchased—Puts	0	12,554	0	12,554
Short-Term Investments:
Agency Discount Notes	0	28,267,820	0	28,267,820
Governments—Treasuries	0	19,529,232	0	19,529,232
Certificates of Deposit	0	12,547,000	0	12,547,000
Investment Companies	7,679,796	0	0	7,679,796
Commercial Paper	0	6,477,705	0	6,477,705
Agencies	0	130,023	0	130,023
Total Investments in Securities	7,679,796	664,183,436	21,092,307	692,955,539
Other Financial Instruments(a):
Assets:
Futures	49,822	0	0	49,822	(b)
Forward Currency Exchange Contracts	0	270,331	0	270,331
Centrally Cleared Interest Rate Swaps	0	1,446,165	0	1,446,165	(b)
Credit Default Swaps	0	52,878	0	52,878
Liabilities:
Futures	(457,714)	0	0	(457,714	)(b)
Forward Currency Exchange Contracts	0	(1,749,207)	0	(1,749,207)
Put Options Written	0	(1,164)	0	(1,164)
Centrally Cleared Credit Default Swaps	0	(148,991)	0	(148,991	)(b)
Centrally Cleared Interest Rate Swaps	0	(203,848)	0	(203,848	)(b)
Credit Default Swaps	0	(120,495)	0	(120,495)
Interest Rate Swaps	0	(11,201)	0	(11,201)
Total(c)	$7,271,904	$663,717,904	$21,092,307	$692,082,115

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

34	Sanford C. Bernstein Fund II, Inc.

(b)	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	ASSET- BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES		COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/15	$7,402,410	$7,798,639		$29,222,131
Accrued discounts/(premiums)	6,235	(10,160)		6,577
Realized gain (loss)	(63,278)	(157,918)		275,594
Change in unrealized appreciation/depreciation	88,108	3,356		14,652
Purchases/Payups	4,014,975	10,009,774		554,719
Sales/Paydowns	(4,465,727)	(3,538,261)		(3,341,320)
Transfers in to Level 3	0	1,250,841		0
Transfers out of Level 3	(2,902,906)	0		(25,939,330)

Balance as of 9/30/16	$4,079,817	$15,356,271		$793,023

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16(a)	$33,014	$(36,283)		$5,994

	COMMON STOCKS	TOTAL
Balance as of 9/30/15	$1,050,321	$45,473,501
Accrued discounts/(premiums)	0	2,652
Realized gain (loss)	(785)	53,613
Change in unrealized appreciation/depreciation	(18,125)	87,991
Purchases/Payups	0	14,579,468
Sales/Paydowns	(168,215)	(11,513,523)
Transfers in to Level 3	0	1,250,841	(b)
Transfers out of Level 3	0	(28,842,236	)(c)

Balance as of 9/30/16	$863,196	$21,092,307

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16(a)	$(18,125)	$(15,400)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets from Level 2 to Level 3 during the reporting period.

(c)	An amount of $28,842,236 was transferred out of Level 3 into Level 2 as improved transparency of price inputs has increased the observability of such inputs during the reporting period. There were de minimis transfers from Level 2 to Level 3 during the reporting period.

As of September 30, 2016, all Level 3 securities were priced i) by third party vendors or ii) at net asset value equivalent.

2016 Annual Report	35

Notes to Financial Statements (continued)

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the period end exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

36	Sanford C. Bernstein Fund II, Inc.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on the Portfolio which includes the redesignation of dividends, reclassifications of foreign currency gain (loss) and paydown gain (loss), and the tax treatment of swaps and swap clearing fees is reflected as an adjustment to components of capital as of September 30, 2016, as shown below:

INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
$0	$1,329,910	$(1,329,910)

H.	Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

2016 Annual Report	37

Notes to Financial Statements (continued)

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the Advisory Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolio pays the Adviser an advisory fee at an annual rate of 0.50% of the average daily net assets of the Portfolio for the first $1 billion and 0.45% thereafter. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 28, 2017 and may be extended by the Advisor for additional one-year terms. For the year ended September 30, 2016, the aggregate amount of such fee waiver was $867,038.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments and other transactions with Affiliated Issuers

The AB Fixed-Income Shares, Inc. – Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser will waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended September 30, 2016, such waiver amounted to: $12,402. A summary of the Portfolio’s transactions in shares of the Government Money Market Portfolio for the year ended September 30, 2016 is as follows:

MARKET VALUE 9/30/15 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/16 (000)	DIVIDEND INCOME (000)
$34,387	$401,651	$428,358	$7,680	$71

Brokerage commissions paid on investment transactions for the year ended September 30, 2016 amounted to $22,160, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2016, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$110,337,019	$87,961,673
U.S. government securities	883,813,772	875,720,453

38	Sanford C. Bernstein Fund II, Inc.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$675,069,436

Gross unrealized appreciation	$22,012,353
Gross unrealized depreciation	(4,126,250)

Net unrealized appreciation	$17,886,103

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2016, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or

2016 Annual Report	39

Notes to Financial Statements (continued)

depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2016, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At September 30, 2016, the maximum payments for written put options amounted to $5,800,000. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended September 30, 2016, the Portfolio held purchased options for hedging purposes.

During the year ended September 30, 2016, the Portfolio held written options for hedging purposes.

For the year ended September 30, 2016, the Portfolio had the following transactions in written options:

	NUMBER OF CONTRACTS	PREMIUM RECEIVED
Options written outstanding at 09/30/15	0	$0
Options written	541,713,800	88,247
Options assigned	(533,838,000)	(23,815)
Options expired	(7,870,000)	(18,612)
Options bought back	(2,900)	(21,460)
Options exercised	0	0

Options written outstanding at 09/30/16	2,900	$24,360

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct

40	Sanford C. Bernstein Fund II, Inc.

investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

2016 Annual Report	41

Notes to Financial Statements (continued)

During the year ended September 30, 2016, the Portfolio held interest rate swaps for hedging non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended September 30, 2016, the Portfolio held inflation (CPI) swaps for hedging non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2016, the Portfolio had no Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2016, the Portfolio held credit default swaps for hedging non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to

42	Sanford C. Bernstein Fund II, Inc.

reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended September 30, 2016, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,495,987	*	Receivable/Payable for variation margin on exchange-traded derivatives	$661,562	*
Credit contracts				Receivable/Payable for variation margin on exchange-traded derivatives	148,991	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	270,331		Unrealized depreciation on forward currency exchange contracts	1,749,207
Equity contracts	Investments in securities at value	12,554
Equity contracts				Options written, at value	1,164
Interest rate contracts				Unrealized depreciation on interest rate swaps	11,201
Credit contracts	Unrealized appreciation on credit default swaps	52,878		Unrealized depreciation on credit default swaps	120,495
Total		$1,831,750			$2,692,620

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

2016 Annual Report	43

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$4,930,120	$107,467
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(678,140)	(1,365,654)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	34,075	(57,336)
Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	18,552	0
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(6,960)	23,196
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(778,416)	1,143,974
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(182,000)	(625,434)
Total		$3,337,231	$(773,787)

44	Sanford C. Bernstein Fund II, Inc.

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended September 30, 2016

Futures:
Average original value of buy contracts	$144,758,353
Average original value of sale contracts	$33,001,132

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$16,289,973
Average principal amount of sale contracts	$52,750,492

Purchased Options:
Average monthly cost	$71,761	(a)

Interest Rate Swaps:
Average notional amount	$11,590,000

Inflation Swaps:
Average notional amount	$16,580,000	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$221,507,520

Credit Default Swaps:
Average notional amount of buy contracts	$2,335,000
Average notional amount of sale contracts	$4,323,308

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$21,840,000

(a)	Positions were open for less than one month during the year.

(b)	Positions were open for five months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of September 30, 2016:

2016 Annual Report	45

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$60,349	$0	$0	$0	$60,349

Total	$60,349	$0	$0	$0	$60,349

OTC Derivatives:
Citibank, NA	$48,060	$(48,060)	$0	$0	$0
Credit Suisse International	18,138	(18,138)	0	0	0
Goldman Sachs Bank USA	2,780	(2,780)	0	0	0
Standard Chartered Bank	200,107	(34,362)	0	0	165,745
State Street Bank & Trust Co.	31,938	0	0	0	31,938

Total	$301,023	$(103,340)	$0	$0	$197,683^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED**	SECURITY COLLATERAL PLEDGED**	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.*	$751,585	$0	$(751,585)	$0	$0

Total	$751,585	$0	$(751,585)	$0	$0

OTC Derivatives:
Barclays Bank PLC	$825,627	$0	$0	$0	$825,627
BNP Paribas SA	35,814	0	0	0	35,814
Citibank, NA	133,402	(48,060)	0	0	85,342
Credit Suisse International	467,307	(18,138)	0	(264,458)	184,711
Goldman Sachs Bank USA	739,704	(2,780)	0	0	736,924
JPMorgan Chase Bank, NA	91,810	0	0	(91,810)	0
Standard Chartered Bank	34,362	(34,362)	0	0	0

Total	$2,328,026	$(103,340)	$0	$(356,268)	$1,868,418^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at September 30, 2016.

**	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

46	Sanford C. Bernstein Fund II, Inc.

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2016, the Portfolio earned drop income of $753,568 which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended September 30, 2016, the average amount of reverse repurchase agreements outstanding was $5,508,255 and the daily weighted average interest rate was (0.26)%. During the period, the Portfolio received net interest payment from counterparties. At September 30, 2016, the Portfolio had no transactions in reverse repurchase agreements.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$22,149,684	$25,341,735
Net long-term capital gains	4,812,829	9,910,427

Total distributions paid	$26,962,513	$35,252,162

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(c)
$3,181,360	$4,495,903	$(1,026,347)	$19,023,770	$25,674,686

(a)	For the year ended September 30, 2016, the Portfolio elected to defer $1,026,347 of straddle losses.

2016 Annual Report	47

Notes to Financial Statements (continued)

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2016, the Fund did not have any capital loss carryforward.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging-Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

48	Sanford C. Bernstein Fund II, Inc.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

2016 Annual Report	49

Notes to Financial Statements (continued)

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Market Risk—The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invest.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Portfolio Turnover Risk—The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

50	Sanford C. Bernstein Fund II, Inc.

NOTE 6.	Capital-Share Transactions

Share transactions for the years ended September 30, 2016 and September 30, 2015, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Shares sold	10,750,696	6,787,433	$163,056,634	$105,472,220
Shares issued to shareholders on reinvestment of dividends and distributions	1,569,282	2,012,841	23,743,364	31,087,927
Shares redeemed	(11,789,267)	(8,787,710)	(178,958,349)	(136,867,705)

Net increase	530,711	12,564	7,841,649	(307,558)
Beginning of period	40,221,339	40,208,775	601,391,268	601,698,826

End of period	40,752,050	40,221,339	$609,232,917	$601,391,268

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2016.

NOTE 8.	New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 9.	Subsequent Events

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

2016 Annual Report	51

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Intermediate Duration Institutional Portfolio (the portfolio constituting the Sanford C. Bernstein Fund II, Inc.) (the “Fund”) as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Duration Institutional Portfolio (the portfolio constituting Sanford C. Bernstein Fund II, Inc.) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 28, 2016

52	Sanford C. Bernstein Fund II, Inc.

Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2016. For foreign shareholders, 69.77% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable period ended September 30, 2016, the Fund designates $58,493 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

2016 Annual Report	53

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

Marshall C. Turner, Jr.*

Chairman

John H. Dobkin*

Director

Michael J. Downey*

Director

William H. Foulk, Jr.*

Director

D. James Guzy*

Director

Nancy P. Jacklin*

Director

Robert M. Keith

President and Chief Executive Officer

Carol C. McMullen*

Director

Garry L. Moody*

Director

Earl D. Weiner*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon**

Vice President

Shawn E. Keegan**

Vice President

Michael S. Canter**

Vice President

Douglas J. Peebles**

Vice President

Greg J. Wilensky**

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Vincent S. Noto

Chief Compliance Officer

Stephen M. Woetzel

Controller

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

** The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Messrs. DeNoon, Keegan, Peebles, Canter and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

54	Sanford C. Bernstein Fund II, Inc.

Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past 5 Years and Other Information***	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,† Chairman of the Board 75 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

2016 Annual Report	55

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past 5 Years and Other Information***	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
John H. Dobkin,† 74 (2002)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

Michael J. Downey,† 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr.,† 84 (2002)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

56	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past 5 Years and Other Information***	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
D. James Guzy,† 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin,† 68 (2006)	Private Investor since prior to 2011. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

2016 Annual Report	57

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past 5 Years and Other Information***	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Carol C. McMullen,† 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; Director of Norfolk & Dedham Group (mutual property and casualty insurance) since 2011; and Director of Partners Community Physicians Organization (healthcare) since 2014. Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

Garry L. Moody,† 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee of the AB Funds since 2008.	108	None

58	Sanford C. Bernstein Fund II, Inc.

Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past 5 Years and Other Information***	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Earl D. Weiner,† 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

* The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** There is no stated term of office for the Fund’s Directors.

*** The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

† Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Keith is an “interested person”, of the Fund, as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

2016 Annual Report	59

Sanford C. Bernstein Fund II, Inc. (continued)

OFFICERS’ INFORMATION
Name, Address* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Robert M. Keith, 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael S. Canter, 47	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2011.

Paul J. DeNoon, 54	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2011.

Shawn E. Keegan, 45	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2011.

Douglas J. Peebles, 51	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2011.

Greg J. Wilensky, 49	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2011.

Emilie D. Wrapp, 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI†, with which she has been associated since prior to 2011.

Joseph J. Mantineo, 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2011.

Stephen M. Woetzel, 45	Controller	Vice President of ABIS†, with which he has been associated since prior to 2011.

Vincent S. Noto, 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser† since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since prior to 2011.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

†The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABfunds.com, for a free prospectus or SAI.

60	Sanford C. Bernstein Fund II, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAP & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Fund’s net assets on September 30, 2015.

FUND	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS	NET ASSETS 09/30/15 ($MM)
Intermediate Duration Institutional Portfolio[5]	0.50% on 1st 1 billion 0.45% on the balance	$615.4

1 The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2 Future references to the Fund do not include “Sanford C. Bernstein Fund II, Inc.”

3 Jones v. Harris at 1427.

4 Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG. The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG regulated fee schedule for AB Mutual Funds with a category of “High Income.”

5 The Fund has an expense cap of 0.45%, which effectively reduces the advisory fee.

2016 Annual Report	61

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amount set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Fund’s prospectus update. In addition, set forth below is the gross expense ratio of the Fund, annualized for the most recent semi-annual period:6

FUND	EXPENSE CAP PURSUANT TO EXPENSE LIMITATION UNDERTAKING	GROSS EXPENSE RATIO (3/31/15)[7]	FISCAL YEAR END
Intermediate Duration Institutional Portfolio	0.45%	0.59%	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

6 Semi-annual total expense ratios are unaudited.

7 Annualized.

62	Sanford C. Bernstein Fund II, Inc.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2015 net assets:9

FUND	NET ASSETS 9/30/15 ($MM)	AB INSTITUTIONAL FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	$615.4	U.S. Strategic Core Plus 0.50% on 1st $30 million 0.20% on the balance Minimum Account Size: $25m	0.215%	0.500%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Fund, and its advisory fee schedule is shown below. In addition, set forth is what would have been the effective fee for the Fund had the advisory fee schedule of Intermediate Duration Portfolio been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2015 net assets:

FUND	SCB FUND PORTFOLIO	FEE SCHEDULE	SCB FUND EFFECTIVE FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	Intermediate Duration Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% thereafter	0.500%	0.500%[10]

The AB Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The AVPS Intermediate Bond Portfolio has a similar investment style as the Fund, and its advisory fee schedule is set forth below.11 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2015 net assets.

FUND	AVPS PORTFOLIO	FEE SCHEDULE	AVPS EFFECTIVE FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.500%[10]

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

8 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10 The Fund has an expense cap 0.45% which effectively reduces the advisory fees by at least five basis points.

11 AVPS was also affected by the settlement between the Adviser and the NYAG.

2016 Annual Report	63

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.12,13 Broadridge’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Broadridge Expense Group (“EG”)14 and the Fund’s contractual management fee ranking.15

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

FUND	CONTRACTUAL MANAGEMENT FEE (%)[16]	BROADRIDGE EG MEDIAN (%)	BROADRIDGE GROUP RANK
Intermediate Duration Institutional Portfolio	0.500	0.499	10/17

Broadridge also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.17

FUND	TOTAL EXPENSE RATIO (%)	BROADRIDGE EG MEDIAN (%)	BROADRIDGE EG RANK	BROADRIDGE EU MEDIAN (%)	BROADRIDGE UNIVERSE RANK
Intermediate Duration Institutional Portfolio	0.450	0.530	3/17	0.510	21/69

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

12 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13 On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Fund’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Fund’s investment classification/objective continued to be determined by Lipper.

14 Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15 The contractual management fee is calculated by Broadridge using the Fund’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Broadridge peer group.

16 The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

17 Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

64	Sanford C. Bernstein Fund II, Inc.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES

The Fund’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during the calendar year 2014, relative to 2013.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper Broadridge shows the 1, 3, 5 and 10 year performance returns and rankings21 of the Fund relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)22 for the period ended July 31, 2015.23

18 The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

19 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21 Fund performance returns were provided by Broadridge.

22 The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

23 The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund had a different investment classification/objective at a different point in time.

2016 Annual Report	65

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

	FUND RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Intermediate Duration Institutional Portfolio
1 year	2.78	2.36	2.13	4/16	13/66
3 year	2.14	2.04	2.10	6/16	27/60
5 year	3.77	3.72	3.78	7/14	28/54
10 year	4.88	4.88	4.89	6/11	20/38

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold) versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	PERIOD ENDING JULY 31, 2015 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
						VOLATILITY (%)	SHARPE (%)
Intermediate Duration Institutional Portfolio	2.79	2.14	3.77	4.89	5.06	4.06	0.83	10
Barclays Capital U.S Aggregate Bond Index	2.82	1.60	3.27	4.61	4.86	3.25	0.96	10
Inception Date: May 17, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

24 The Adviser provided Fund and benchmark performance return information for periods through July 31, 2015.

25 Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

66	Sanford C. Bernstein Fund II, Inc.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–2038–0916

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Bernstein Intermediate Duration	2015	$73,037	$—	$18,702
Institutional Portfolio	2016	$82,710	$31	$19,764

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Intermediate Duration Institutional Portfolio	2015	$416,952	$18,702
			$—
			$(18,702)

	2016	$379,925	$19,795
			$(31)
			$(19,764)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 29, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 29, 2016